EMPLOYMENT AGREEMENT

                  THIS EMPLOYMENT AGREEMENT, dated as of October 28, 2000, between EARTH SEARCH SCIENCES, INC., a Utah corporation (the "Company"), and Larry Vance (the "Officer").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the parties desire to obtain the commitment of each other with respect to the employment of the Officer by the Company on the terms set forth below;

                   NOW, THEREFORE, the parties hereto agree as, follows:

                  1. TERM. The Company hereby employs the Officer for a term ending December 31, 2004, unless earlier terminated in accordance with the terms hereof.

                  2.  DUTIES.

                  A. GENERAL DUTIES. The Officer shall be employed by the Company with the title of Chairman. The Officer agrees to perform such duties as the Officer shall reasonably be directed to perform by the Board of Directors of the Company (the "Board of Directors"). Such duties shall be reasonably consistent with the Officers experience.

                  B. OUTSIDE  ACTIVITIES.  The Officer agrees to devote the time necessary to fulfill the duties hereunder. Except with the express written consent of the Board of Directors, the Officer may not, alone or as a member of any partnership or as an officer, director, or employee of any other corporation, partnership, or other organization, be actively engaged in any other duties or pursuits that interfere or compete with the performance of his duties hereunder.

                  C. GENERAL EMPLOYMENT CONDITIONS. The Officer shall be subject to the general terms and conditions of employment applicable to employees of the Company, as established by the Board of Directors from time to time, including without limitation all conditions relating to compliance with federal and/or state laws and other government rules and regulations issued thereunder as the same may be in effect from time to time.

                  D. RELOCATION. The Company shall pay or reimburse the Officer's reasonable expenses incurred in any relocation required by the Company.

                  3.  COMPENSATION.

                  A. BASE SALARY. As compensation for the Officer's services to the Company under this Agreement, the Company shall pay to the Officer during the term of employment a monthly salary of thirteen thousand three hundred thirty three dollars and thirty-three cents (13,333.33) ("the Base Salary"). The Base Salary shall be payable on the first day of each calendar month. The Officer's Base Salary may be adjusted upward at least annually as of each January 1, starting January 1, 2002, by an amount negotiated in good faith by the Officer and the Board of Directors.

                  B. ANNUAL BONUS. Depending on the status of the Company, an Annual Bonus determined by the Board of Directors may be paid.

                  C. STOCK OPTIONS. In order to promote the interests of the Company and its shareholders by providing a method whereby the Officer may be encouraged to invest in the common stock of the Company and its affiliates on reasonable terms, and thereby increase his proprietary interest in the Company's business, encourage him to remain in the employ of the Company, and increase his personal interest in its continued success and progress, the company has previously granted options to the Officer under the following terms and conditions:

(a) Option to purchase two million five hundred thousand shares with an exercise price of .21 per share exercisable for ten years beginning April 1, 1995.

(b) Option to purchase two million five hundred thousand shares with an exercise price of .21 per share exercisable any time up to the end of 2005.

(c) Option to purchase one million shares when and if the share price exceeds $0.50 per share for 30 consecutive days at an exercise price of $0.50 per share for twenty four months after vesting.

(d) Option to purchase one million shares when and if the share price exceeds $1.00 per share for 30 consecutive days at an exercise price of $1.00 per share for twenty four months after vesting.

(e) Option to purchase one million shares when and if the share price exceeds $1.50 per share for 30 consecutive days at an exercise price of $1.50 per share for twenty four months after vesting.

(f) Option to purchase one million shares when and if the share price exceeds $2.00 per share for 30 consecutive days at an exercise price of $2.00 per share for twenty four months after vesting.

(g) Option to purchase one million shares when and if the share price exceeds $2.50 per share for 30 consecutive days at an exercise price of $2.50 per share for twenty four months after vesting.

(h) The options may be transferred by the Officer's last will or by the laws of descent and redistributions.

(i) If the Officer's employment is terminated due to disability, or if the Officer died while he is an employee of the Company or within 30 days after the termination of such employment, the option may be fully exercised within three months after the date of termination due to disability or death by the Officer, by a court-appointed guardian or custodian if the Officer is incapacitated, or by the person or persons to whom his rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that no such option may be exercised after December 31, 2006.

(j) If the Officers employment is terminated by the Company without cause as defined in Subsection 6A or by the Officer for cause as defined in Subsection 6G, the option may be exercised within 30 days following such termination of employment as to all or any part of the motioned shares, including shares as to which such option would not otherwise be exercisable.

(k) If the Officer shall cease to be employed by the Company for any reason other than as specified in clauses (iv), (v) and (x) hereof, the option may be exercised within 30 days following such termination of employment to the extent that the Officer was entitled to exercise such option on the date of termination of his employment; provided, however, that no such option may be exercised after December 31, 2006; and provided further that no such option may be exercised after termination of employment if the Officer's employment is terminated for cause as defined in Subsection 6A.

(l) In the event of proposed dissolution or liquidation of the Company, or in the event of a proposed Change of Control of the Company, the options granted hereunder shall terminate as of a date to be fixed by the Board of Directors of the Company; provided that not less than 35 days written notice of the date so fixed shall be given to the Officer, and the Officer shall have the right until such termination to exercise his option as to all or any part of the motioned shares, including shares as to which such option would not otherwise be exercisable. For the purpose of this Agreement "Change of Control" shall mean the transfer of more than 50 percent of the outstanding shares of the Company, or the sale of all or substantially all of the assets of the Company, to a person or persons who do not presently own at least 5% of the common shares of the Company.

(m) If the outstanding shares of common stock of the Company or any of its affiliates are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, an appropriate adjustment shall be made by the Board of Directors in the number and kind of shares for the purchase of which any then-unexercised options shall be exercisable.

(n) If the officers termination is due a change of control as noted in section 6
(B), then the exercise date of vested options will be extended four years from the date of termination.

                  D. OTHER BONUSES. The officer will be entitled to the certain bonuses under certain conditions as described below:

(a) 10% of options shall be considered vested and bonused to the officer as paid in full shares for past service to the company.

(b) 15% of options shall be considered vested and paid in full in the event that STDC or ESSI is successful obtaining a commitment from a strategic partner, financial institution, reputable investment banker or other source to raise capital sufficient to fund the NEMO program. Board of Directors will determine when this criteria is met.

(c) 20 % of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor company is successful raising gross capital (before commissions) of at least $6,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(d) 20 % of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor is successful raising cumulative gross capital (before commissions) of at least $30,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(e) 20 % of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor is successful raising cumulative gross capital (before commissions) of at least $100,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(f) 15% of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor company is successful funding the NEMO program.

                  4. OFFICER BENEFITS. The Officer shall be entitled to and shall receive from the Company at the Company's expense, during the term of employment hereunder all benefits provided from time to time to employees of the Company generally (i.e., 20 vacation days per year; leave, disability, life, health, medical, and dental insurance; etc.), plus the following additional benefit:

                  A. Use of a Company vehicle of a type and pursuant to such terms and conditions as the Officer and the Board of Directors may agree from time to time.

                  B.  Participation in the Company's Profit Sharing Plan

                  5. EXPENSES. The Company agrees to promptly pay or reimburse the Officer during the term of employment for all reasonable business expenses incurred or paid by the Officer, upon submission of appropriate documentation, in accordance with such policies as may be established from time to time by the Board of Directors. Such expenses shall include, without limitation, the following job-related expenses: airfare; ground transportation; hotels; meals; professional dues and journals; convention and seminar fees and costs; and educational fees and costs. The Officer shall also be allowed reasonable time for job-related study.

                  6.  TERMINATION OF EMPLOYMENT.

                  A. Termination by the Company for Cause. Except as provided in Subsections 6B and 6C, the Company may terminate this Agreement only for cause upon 30 days written notice thereof and failure to cure the same within such 30-day period. The term "cause" means only the following and any other termination shall be without cause:

(i) Malfeasance or gross negligence by the Officer material in nature in the performance of his duties under this Agreement;

(ii)  Breach by the Officer of any material provisions of this Agreement;

(iii) Engaging by the Officer in misconduct materially injurious to the Company;

(iv)  Conviction of the Officer of a felony;

(v) Indulgence in alcohol or drugs to an extent that renders the Officer unable or unfit to perform his duties under this Agreement;

(vi) Persistent failure or refusal to discharge with reasonable competence and in good faith the Officer's duties under this Agreement.

                  B. TERMINATION BY THE COMPANY UPON CHANGE OF CONTROL. The Company may terminate this Agreement without cause at the time of a Change of Control of the Company.

                  C. TERMINATION FOR DEATH OR DISABILITY. The Officer's employment hereunder shall terminate upon the earlier of the events specified below:

(i)   the death of the Officer;

(ii) the date of termination specified in a written notice of termination by reason of disability delivered by the Company to the Officer at least 30 days prior to the specified date of termination, which shall be any date after the expiration of any consecutive three-month period during all of which the Officer shall be unable to perform the duties required of him under this Agreement by reason of any physical or mental condition of the Officer that shall substantially incapacitate him from performing such duties ("Disability"); provided, however, that such notice shall be null and void if the Officer fully resumes the performance of his duties hereunder prior to the date of termination as set forth in the notice.

                  D. RIGHT TO TERMINATE BY OFFICER. The Officer may terminate this Agreement with cause upon 30 days written notice or without cause upon 90 days written notice. The term "cause" means the failure of the Company to perform any of its material obligations hereunder, including the payment of money, and only after 30 days advance written notice thereof and failure to cure the same within such 30-day period. Termination for any other reason shall be without cause.

                  E.  RESULTS OF TERMINATION BY THE COMPANY.

(i) TERMINATION FOR CAUSE. On the effective date of the termination for cause of this Agreement by the Company, the Company shall pay to the Officer his Base Salary described above through the date of termination. No Annual Bonus or other incentive compensation for the fiscal year in which termination is effective or for any subsequent year will be paid.

(ii) TERMINATION WITHOUT CAUSE OR UPON CHANGE OF CONTROL. In the event of a termination by the Company without cause, or pursuant to Subsection 6B, the following termination payments shall be made to the Officer:

(a) A lump sum payment equal to 24 times the then-effective monthly Base Salary of the Officer;

(b) The Annual Bonus will be paid for the fiscal year of termination as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is completed weeks of employment during that year and the denominator of which is 52;

(c) Health, Medical, Dental, Disability, and Life Insurance premiums will be paid for a period of 24 months or until the Officer becomes covered under another employers benefit program; and will be allowed to participate in the Company's plan after the twenty four months to the maximum allowed under Cobra.

(d) Termination payments made pursuant to this paragraph 6E(ii) shall not be subject to offset for amounts earned by the Officer after the date of termination.

                  F.  RESULTS OF TERMINATION FOR DEATH OR DISABILITY.


(i) DEATH OF OFFICER. If this Agreement is terminated due to the death of the Officer, the Company shall make the following payments to the Officer's estate:

(a) The then-effective Base Salary of the Officer will be paid through the end of the month in which death occurs;

(b) The Annual Bonus will be paid for the fiscal year as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is completed weeks of employment during that year and the denominator of which is 52.

(ii) DISABILITY OF OFFICER. If this Agreement is terminated due to the Disability of the Officer as described in subsection 6C(ii), the Company shall continue to pay to the Officer his Base Salary described above for the 90-day period following the date active services cease. After said 90-day period, the Company agrees to pay to the Officer during each month for the next six months that amount which is equal to the difference between Officers monthly Base Salary described above for said month and the amount that the Officer receives or is entitled to receive from any long-term disability insurance coverage provided for the Officer by the Company. The Company shall also pay to the Officer an Annual Bonus for the fiscal year as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is the sum of

(a) the number of completed weeks of employment during that year prior to the date active services ceased and

(b) 25 (provided that in no event may the numerator be greater than 52) and the denominator of which is 52.

                  G.  RESULTS OF TERMINATION BY OFFICER.

(i) TERMINATION FOR CAUSE. Upon the Officer's termination of this Agreement for cause, the Company shall make the same payments to the Officer as the Company would be obligated to make if this Agreement were terminated by the Company without cause, and the restrictions of Subsection 7B, 7C, and 7D shall not apply.

(ii) TERMINATION WITHOUT CAUSE. On the effective date of the termination without cause of the Agreement by the Officer, the Company shall pay to the Officer his Base Salary described above through the date of termination. No Annual Bonus or other incentive compensation for the fiscal year in which termination occurs will be paid.

(iii) HEALTH, MEDICAL, DENTAL, DISABILITY AND LIFE INSURANCE. The Officer shall have the option for a period of 30 days after the effective date of any termination to purchase from the Company the Officer's individual health, medical, dental, disability insurance policy, and term life insurance policy, if any, maintained by the Company for an amount equal to the prepaid premiums on such policies. After any such purchase the Officer shall be responsible for paying any future premiums due with respect to the policies.

                  7. COVENANTS AGAINST COMPETITION. In order to induce the Company to employ the Officer pursuant to this Agreement, the Officer covenants and agrees to the provisions of this Section 7.

                  A.  ACKNOWLEDGMENTS.  The Officer acknowledges that:

(i) the Company will be principally engaged in a business involving the development and application of remote sensing technology for commercial and governmental purposes and for exploitation of information and opportunities that arise from the conduct of such business, which shall hereinafter be referred to as "Existing Company Business";

(ii) the Existing Company Business may expand after the date hereof to include other activities, and to the extent that the gross revenues from any such activity during the Officer's employment pursuant to this Agreement comes to represent 10 percent or more of such revenues during any six month period, such activity will constitute a material part of the Company's business, and shall be referred to herein as "New Company Business" (Existing Company Business and New Company Business are collectively referred to herein as "Company Business");

(iii) the services the Officer is to provide to the Company Business are special and unique;

(iv) the Existing Company Business is conducted throughout the world on behalf of clients whose principal places of business are, or which are persons located, throughout the world;

(v) the Officer's work for the Company will give him access to confidential information concerning the Company and its affiliates;

(vi) the Officer's being hired by the Company constitutes employment with a new employer; and

(vii) the compensation provided by this Agreement constitutes consideration for the restrictions set out below.

                  B. NO COMPETING EMPLOYMENT. During the term of employment under this Agreement and, subject to Subsection 7H hereof, for a period of twelve (12) months thereafter (the "Restricted Period"), the Officer shall not anywhere in the world (whether for compensation or without compensation), as an owner, individual proprietor, principal, partner, stockholder, officer, employee, independent contractor, consultant, director, joint venture, investor, lender, or in any other capacity whatsoever, alone or in association with any other person, (x) carry on, be engaged or take part in, or render services to, own, share in the earnings of, or invest in the stocks, bonds or other securities of any entity engaged in Company Business or that designs or offers products or services of the type sold by the Company in connection with the Company Business; provided, however, that the Officer may own, directly or indirectly, solely as an investment, securities of any publicly traded entity engaged in Company Business if the Officer

(i) is not a controlling person of, or a member of a group that controls, such entity or

(ii) does not beneficially own, and is not a member of any group that beneficially owns, one percent or more of any class of securities of such entity.

                  C. NO INTERFERENCE. During the term of employment under this Agreement and for a period of one year thereafter (the "No Interference
Period"), the Officer shall not, whether for himself or for any other individual, partnership, firms, corporation, or other business organization (other that the Company or its Affiliates), solicit, endeavor to entice away from the Company, or otherwise interfere with the relationship of the Company or of its Affiliates, with any individual, partnership, joint venture, firm, corporation, or other business organization that is employed by, associated with, or otherwise engaged to perform services for the Company or its Affiliates, in connection with the Company Business including, but not limited to, any finders, independent sales representatives, or organizations, or any individual, partnership, firm, corporation, or other business organization who is or was a customer or client of the Company, or a common customer or client of the Company and an Affiliate, during the No Interference Period; nor shall the Officer perform services for or sell products to, directly or indirectly, any such customer or client if such services or products constitute Company Business. "Affiliates" shall mean only the Company's subsidiaries, its joint venture partners, or the parties with which the Company does any teaming at any time during the term of this Agreement..

                  D.  CONFIDENTIALITY OF INFORMATION.   During  the  Officer's
employment under this Agreement and for five years thereafter, the Officer shall keep secret and retain in strictest confidence, shall not reveal, divulge, or make known to any person, firm, corporation, or other business organization (other then the Company or its Affiliates), and shall not use for his benefit or the benefit of others, any secret or confidential information of, used by, or concerning the Company, its Affiliates, or their respective businesses or financial affairs acquired or learned by him heretofore or hereafter ("Proprietary Information"), including, without limitation, inventions, discoveries, improvements, processes, designs, drawings, specifications, prototypes, models, client lists, details of client or consultant contracts, pricing policies, projections, marketing plans or strategies, product development plans, formulas, trade secrets, pending patents, research data, forecasts, software analyses, computer programs, business acquisition plans, new personnel acquisition plans, and other business affairs of the Company and its Affiliates, learned by him heretofore or hereafter unless the same is available, other than as a result of prohibited disclosure, from public documents or sources generally available to the public or is otherwise in the public domain (provided that no such information available from public documents or sources is so available as a result of any violation of this Subsection 7D by the Officer), or is required to be disclosed by law, government regulation, or subpoena; provided, however, that this Subsection 7D shall not prohibit disclosure by the Officer during the period of and in the course of his employment by the Company and consistent with prudent business practice and with his duties and obligations to the Company hereunder, in connection with joint ventures between the Company and other entities, industry trade meetings where the Officer is representing the Company, research and development projects undertaken by the Company, and trade meetings with insurance companies and other entities in connection with the Company Business, so long as such disclosure is reasonably considered to be in the interest of the Company and consistent with past industry practices. The provisions of this Subsection 7D shall apply regardless of whether each information was developed, devised, or otherwise created in whole or in part by the Officer's efforts. The Officer agrees that all Proprietary Information is and shall be the exclusive property of the Company. This Subsection 7D shall survive termination of this Agreement.

                  E. PROPERTY OF THE COMPANY. All written materials, files, memoranda, notes, lists, records, computer software and documentation, and other documents or paper (and all copies thereof), including such items stored in computer memories, on microfiche, or by any other means, made or compiled by or on behalf of the Officer or coming into his possession, concerning the business or affairs of the Company and its Affiliates (collectively, the "records") are and shall be the Company's property and shall be delivered to the Company promptly upon the termination of his employment with the Company or any of its Affiliates or at any other time upon written request of the Company. This Subsection 7E shall survive the termination of this Agreement.

                  F. THIRD PARTY INFORMATION. The Officer agrees that his obligation not to disclose or to use information, know-how, and records of the types set forth in Subsection, D above, and his obligation to return records and tangible property, set forth in Subsection E above, also extends to such types of information, know-how, records, and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Officer in the course of the Company's business to the extent the same would be covered by Subsection D or E above had the source been the Company and not a third party. This Subsection 7F shall survive the termination of this Agreement.

                  G. USE OF NAME. The Officer agrees that during his employment under this Agreement and thereafter, he will no longer make use of the Company's name other than for Company Business purposes. This Subsection 7G shall survive the termination of the Agreement.

                  H. ADJUSTMENT OF CERTAIN PERIODS. In addition to the remedies the Company may seek and obtain pursuant to Section 8 hereof, the Restricted Periods or No Interference Period shall be extended by any and all periods during which the Officer shall be found by a court possessing personal jurisdiction over him to have been in violation of the covenants contained in Subsection 7B or 7C hereof.

                  I. COMPANY OWNERSHIP. The Officer agrees that all inventions, discoveries, improvements, trade secrets, formulas, techniques, processes and know-how, whether or not patentable, and whether or not reduced to practice, that are conceived or developed during the Officer's employment by the Company, either alone or jointly with others, shall be owned exclusively by the Company, and the Officer hereby assigns to the Company all of the Officer's right, title and interest in all such intellectual property, and the Officer agrees that the Company shall be the sole owner of all domestic and foreign patents or other rights pertaining thereto, and further agrees to execute all documents that the Company reasonably determines to be necessary or convenient for use in applying for, prosecuting, perfecting, or enforcing patents or other intellectual property rights, including without limitation, the execution of any assignments, patent applications, or other documents that may be requested by the Company. This provision is intended to apply only to the extent permitted by applicable law.

                  8.  REMEDIES

                  A.  INJUNCTIVE RELIEF.

(i) The Officer acknowledges that the Company may have no adequate remedy at law if the Officer violates any of the terms. In such event, the Company shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach hereof or otherwise to specifically enforce any of the provisions hereof.

(ii) The Company acknowledges that the Officer may have no adequate remedy at law if the Company violates any of the terms hereof. In such event, the Officer shall have the right, in addition to any other rights he may have, to obtain in any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach hereof or otherwise to specifically enforce any of the provisions hereof.

                  B. SPECIFIC PERFORMANCE. If the Officer breaches, or threatens to commit a breach of, any of the provisions of Section 7 hereof (the "Restrictive Covenants"), the Company shall have, in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity, the right to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company.

                  C. SEVERABILITY OF CONVENANT AND BLUE-PENCILING. The Officer acknowledges and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, to the extent necessary to render it enforceable, and, in its reduced form, such provision shall then be enforceable.

                  D. SURVIVAL. The rights and obligations of the parties under this Section 8 shall survive the termination of this Agreement.

                  9. NON-ASSIGNABILTIY; BINDING AGREEMENT. Neither this Agreement nor any right, obligation, or interest hereunder shall be assignable or delegable by any party without the prior written consent of the other party hereto; provided, however, that nothing in this Section 9 shall preclude the Officer from designating any beneficiaries to receive any benefits payable hereunder upon his death, or the executors, administrators, or other legal representatives of his estate, from assigning any rights hereunder to the person or persons entitled thereto. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, and the Officer's heir's and the personal representative of Officer's estate.

                  10. SEVERABILITY. If the final determination of a court of competent jurisdiction declares, after the expiration of the time within which judicial review (if permitted) of such determination may be perfected, that any term or provision hereof is invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

                  11. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement, with the Addendums hereto, amends and restates the terms and conditions of the Officer's employment and constitutes the entire agreement of the parties pertaining to the subject matter of this Agreement that are not set forth herein or therein. This Agreement shall supersede any existing agreement between the Officer and the Company or its predecessors providing for employment, bonus, or any other incentive compensation. This Agreement may not be modified, amended, or waived in any manner except by an instrument in writing signed by each of the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any other breach by such party of a provision of this Agreement.

                  12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Montana, without regard to the conflicts-of-laws principles thereof.

                  13. BENEFITS. This Agreement shall inure to the benefit of and be binding upon the Company, its successors, and assigns. The Officer's obligations hereunder may not be delegated or assigned to any other individual or entity without the written approval of the Company.

                  14.  ARBITRATION;  JURISDICTION.

                  A. CLAIM FOR OTHER THAN SPECIFIC PERFORMANCE OR IN-JUNCTIVE RELIEF. Any controversy or claim arising out of or relating to this Agreement, or the breach hereof, other than claims for specific performance of injunctive relief pursuant to Section 8 hereof, shall be settled by arbitration conducted in the city where the principal offices of the Company are then located, in accordance with the arbitration rules of the Arbitration Service of Portland, and judgment upon any award rendered by the arbitrator may be entered in any state or United States federal court sitting in such city. Any such arbitration shall be conducted by a single arbitrator selected jointly by the parties or, if they are unable within 30 days to agree, by the Arbitration Service of Portland. The parties hereto irrevocably submit to the jurisdiction of said arbitrator and agree that all such claims may be heard and determined only by such arbitrator and that all judgments may be entered in only such courts.

                  B. CLAIM FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF. With respect to any claim for specific performance or injunctive relief pursuant to
Section 8 hereof, this Agreement shall be governed by and construed in accordance with the laws of the State of Idaho, without regard to the conflicts-of-laws principles thereof. The Officer and the Company hereby irrevocably submit to the jurisdiction of any Idaho state or United States federal court sitting in the city where the principal officer of the Company are then located over any suit, action, or other proceeding brought by either party arising out of or relating to this Agreement, and each of the Officer and the Company hereby irrevocably agrees that all claims with respect to such suit, action, or other proceeding may be heard and determined only in such courts. The Company and the Officer further agree that any judgment arising out of any such suit, action, or other proceeding may be enforced in, and for the purpose of such enforcement irrevocably submit to the jurisdiction of, any aforesaid state or United States federal court.

                  15. ATTORNEYS' FEES. In the event any suit, action, or proceedings is brought to construe the terms of this Agreement, to seek equitable relief, or for damages arising from a breach of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and other costs and expenses (including without limitation travel), including appeals.

                  16. NOTICE. Any notice hereunder by either party to the other shall be given in writing by personal delivery or certified mail, return receipt requested, at the address of such party set forth below, or at such other address as such party shall indicate to the other pursuant to this Section 16. A notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by certified mail, on the date of receipt.

(a)      If to the Company, to:
              Earth Search Sciences, Inc.
              1729 Montana Highway 35
              Kalispell, Montana  59901
              Phone 406 751-5200

(b) If to the Officer, to the last known home address of the Officer in the records of the Company.

                  17. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  18. HEADING; GENDER. The headings of sections subsections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement. References in this Agreement to the masculine shall include the feminine.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                               EARTH SEARCH SCIENCES, INC.

                                               By ____________________________

                                               Agreed to by:

                              EMPLOYMENT AGREEMENT

                  THIS EMPLOYMENT AGREEMENT, dated as of October 28, 2000, between EARTH SEARCH SCIENCES, INC., a Utah corporation (the "Company"), and John W. Peel, III (the "Officer").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the parties desire to obtain the commitment of each other with respect to the employment of the Officer by the Company on the terms set forth below;

                                         NOW,  THEREFORE,   the  parties  hereto
agree as, follows:

                  1. TERM. The Company hereby employs the Officer for a term ending December 31, 2004, unless earlier terminated in accordance with the terms hereof.
                  2.  DUTIES.

                  A. GENERAL DUTIES. The Officer shall be employed by the Company with the title of Chief Executive Officer. The Officer agrees to perform such duties as the Officer shall reasonably be directed to perform by the Chairman and Board of Directors of the Company (the "Board of Directors"). Such duties shall be reasonably consistent with the Officers experience.

                  B. OUTSIDE  ACTIVITIES.  The Officer agrees to devote the time necessary to fulfill the duties hereunder. Except with the express written consent of the Board of Directors, the Officer may not, alone or as a member of any partnership or as an officer, director, or employee of any other corporation, partnership, or other organization, be actively engaged in any other duties or pursuits that interfere or compete with the performance of his duties hereunder.

                  C. GENERAL EMPLOYMENT CONDITIONS. The Officer shall be subject to the general terms and conditions of employment applicable to employees of the Company, as established by the Board of Directors from time to time, including without limitation all conditions relating to compliance with federal and/or state laws and other government rules and regulations issued thereunder as the same may be in effect from time to time.

                  D. RELOCATION. The Company shall pay or reimburse the Officer's reasonable expenses incurred in any location required by the Company.

                  3.  COMPENSATION.

                  A. Base Salary. As compensation for the Officer's services to the Company under this Agreement, the Company shall pay to the Officer during the term of employment a monthly salary of twelve thousand five hundred dollars ($12,500) ("the Base Salary"). The Base Salary shall be payable on the first day of each calendar month. The Officer's Base Salary may be adjusted upward at least annually as of each January 1, starting January 1, 2002, by an amount negotiated in good faith by the Officer and the Board of Directors.

                   B. ANNUAL BONUS. Depending on the status of the Company, an Annual Bonus determined by the Board of Directors may be paid.

                   C. STOCK OPTIONS. In order to promote the interests of the Company and its shareholders by providing a method whereby the Officer may be encouraged to invest in the common stock of the Company and its affiliates on reasonable terms, and thereby increase his proprietary interest in the Company's business, encourage him to remain in the employ of the Company, and increase his personal interest in its continued success and progress, the company has previously granted options to the Officer under the following terms and conditions:

(i) Option to purchase two million five hundred thousand shares with an exercise price of .21 per share exercisable for ten years beginning April 1, 1995.

(ii) Option to purchase two million five hundred thousand shares with an exercise price of .21 per share exercisable any time up to the end of 2005.

(iii) Option to purchase one million shares when and if the share price exceeds $0.50 per share for 30 consecutive days at an exercise price of $0.50 per share for twenty four months after vesting.

(iv) Option to purchase one million shares when and if the share price exceeds $1.00 per share for 30 consecutive days at an exercise price of $1.00 per share for twenty four months after vesting.

(v) Option to purchase one million shares when and if the share price exceeds $1.50 per share for 30 consecutive days at an exercise price of $1.50 per share for twenty four months after vesting.

(vi) Option to purchase one million shares when and if the share price exceeds $2.00 per share for 30 consecutive days at an exercise price of $2.00 per share for twenty four months after vesting.

(vii) Option to purchase one million shares when and if the share price exceeds $2.50 per share for 30 consecutive days at an exercise price of $2.50 per share for twenty four months after vesting.

(viii) The options may be transferred by the Officer's last will or by the laws of descent and redistributions.

(ix) If the Officer's employment is terminated due to disability, or if the Officer died while he is an employee of the Company or within 30 days after the termination of such employment, the option may be fully exercised within three months after the date of termination due to disability or death by the Officer, by a court-appointed guardian or custodian if the Officer is incapacitated, or by the person or persons to whom his rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that no such option may be exercised after December 31, 2006.

(x) If the Officers employment is terminated by the Company without cause as defined in Subsection 6A or by the Officer for cause as defined in Subsection 6G, the option may be exercised within 30 days following such termination of employment as to all or any part of the motioned shares, including shares as to which such option would not otherwise be exercisable.

(xi) If the Officer shall cease to be employed by the Company for any reason other than as specified in clauses (iv), (v) and (x) hereof, the option may be exercised within 30 days following such termination of employment to the extent that the Officer was entitled to exercise such option on the date of termination of his employment; provided, however, that no such option may be exercised after December 31, 2006; and provided further that no such option may be exercised after termination of employment if the Officer's employment is terminated for cause as defined in Subsection 6A.

(xii) In the event of proposed dissolution or liquidation of the Company, or in the event of a proposed Change of Control of the Company, the options granted hereunder shall terminate as of a date to be fixed by the Board of Directors of the Company; provided that not less than 35 days written notice of the date so fixed shall be given to the Officer, and the Officer shall have the right until such termination to exercise his option as to all or any part of the motioned shares, including shares as to which such option would not otherwise be exercisable. For the purpose of this Agreement "Change of Control" shall mean the transfer of more than 50 percent of the outstanding shares of the Company, or the sale of all or substantially all of the assets of the Company, to a person or persons who do not presently own at least 5% of the common shares of the Company.

(xiii) If the outstanding shares of common stock of the Company or any of its affiliates are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, an appropriate adjustment shall be made by the Board of Directors in the number and kind of shares for the purchase of which any then-unexercised options shall be exercisable.

(xiv) If the officers termination is due a change of control as noted in section 6 (B), then the exercise date of vested options will be extended four years from the date of termination.

                       D. OTHER BONUSES. The officer will be entitled to the certain bonuses under certain conditions as described below:

(i) 10% of options shall be considered vested and bonused to the officer as paid in full shares for past service to the company.

(ii) 15% of options shall be considered vested and paid in full in the event that STDC or ESSI is successful obtaining a commitment from a strategic partner, financial institution, reputable investment banker or other source to raise capital sufficient to fund the NEMO program. Board of Directors will determine when this criteria is met.

(iii) 20% of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor company is successful raising gross capital (before commissions) of at least $6,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(iv) 20% of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor is successful raising cumulative gross capital (before commissions) of at least $30,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(v) 20 % of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor is successful raising cumulative gross capital (before commissions) of at least $100,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(vi) 15% of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor company is successful funding the NEMO program.

                  4.  OFFICER BENEFITS.   The Officer shall be entitled to
and shall receive from the Company at the Company's expense, during the term of employment hereunder all benefits provided from time to time to employees of the Company generally (i.e., 20 vacation days per year; leave; disability, life, health, medical, and dental insurance; etc.), plus the following additional benefit:

                  A. Use of a Company vehicle of a type and pursuant to such terms and conditions as the Officer and the Board of Directors may agree from time to time.

                  B.  Participation in the Company's Profit Sharing Plan

                  5. EXPENSES. The Company agrees to promptly pay or reimburse the Officer during the term of employment for all reasonable business expenses incurred or paid by the Officer, upon submission of appropriate documentation, in accordance with such policies as may be established from time to time by the Board of Directors. Such expenses shall include, without limitation, the following job-related expenses: airfare; ground transportation; hotels; meals; professional dues and journals; convention and seminar fees and costs; and educational fees and costs. The Officer shall also be allowed reasonable time for job-related study.

                  6.  TERMINATION OF EMPLOYMENT.

                  A. Termination by the Company for Cause. Except as provided in Subsections 6B and 6C, the Company may terminate this Agreement only for cause upon 30 days written notice thereof and failure to cure the same within such 30-day period. The term "cause" means only the following and any other termination shall be without cause:

(i) Malfeasance or gross negligence by the Officer material in nature in the performance of his duties under this Agreement;

(ii)  Breach by the Officer of any material provisions of this Agreement;

(iii) Engaging by the Officer in misconduct materially injurious to the Company;

(iv)  Conviction of the Officer of a felony;

(v) Indulgence in alcohol or drugs to an extent that renders the Officer unable or unfit to perform his duties under this Agreement;

(vi) Persistent failure or refusal to discharge with reasonable competence and in good faith the Officer's duties under this Agreement.

                  B.  TERMINATION BY THE COMPANY UPON CHANGE OF CONTROL.
The Company may terminate this Agreement without cause at the time of a Change of Control of the Company.

                  C.  TERMINATION FOR DEATH OR DIABILITY.
The Officer's employment hereunder shall terminate upon the earlier of the events specified below:

(i)  the death of the Officer;

(ii) the date of termination specified in a written notice of termination by reason of disability delivered by the Company to the Officer at least 30 days prior to the specified date of termination, which shall be any date after the expiration of any consecutive three-month period during all of which the Officer shall be unable to perform the duties required of him under this Agreement by reason of any physical or mental condition of the Officer that shall substantially incapacitate him from performing such duties ("Disability"); provided, however, that such notice shall be null and void if the Officer fully resumes the performance of his duties hereunder prior to the date of termination as set forth in the notice.

                  D.  RIGHT TO TERMINATE BY OFFICER.
The Officer may terminate this Agreement with cause upon 30 days written notice or without cause upon 90 days written notice. The term "cause" means the failure of the Company to perform any of its material obligations hereunder, including the payment of money, and only after 30 days advance written notice thereof and failure to cure the same within such 30-day period. Termination for any other reason shall be without cause.

                  E.  RESULTS OF TERMAINATION BY THE COMPANY.

(i) TERMINATION FOR CAUSE. On the effective date of the termination for cause of this Agreement by the Company, the Company shall pay to the Officer his Base Salary described above through the date of termination. No Annual Bonus or other incentive compensation for the fiscal year in which termination is effective or for any subsequent year will be paid.

(ii) TERMINATION WITHOUT CAUSE OR UPON CHANGE OF CONTROL. In the event of a termination by the Company without cause, or pursuant to Subsection 6B, the following termination payments shall be made to the Officer:

(a) A lump sum payment equal to 24 times the then effective monthly Base Salary of the Officer;

(b) The Annual Bonus will be paid for the fiscal year of termination as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is completed weeks of employment during that year and the denominator of which is 52;

(c) Health, Medical, Dental, Disability, and Life Insurance premiums will be paid for a period of 24 months or until the Officer becomes covered under another employers benefit program; and will be allowed to participate in the Company's plan after the twenty four months to the maximum allowed under Cobra.

(d) Termination payments made pursuant to this paragraph 6E(ii) shall not be subject to offset for amounts earned by the Officer after the date of termination.

                  F.  RESULTS OF TERMINATION FOR DEATH OR DISABILITY.

(i) DEATH OF OFFICER. If this Agreement is terminated due to the death of the Officer, the Company shall make the following payments to the Officer's estate:

(a) The then-effective Base Salary of the Officer will be paid through the end of the month in which death occurs;

(b) The Annual Bonus will be paid for the fiscal year as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is completed weeks of employment during that year and the denominator of which is 52.

(ii) DISABILITY OF OFFICER. If this Agreement is terminated due to the Disability of the Officer as described in subsection 6C(ii), the Company shall continue to pay to the Officer his Base Salary described above for the 90-day period following the date active services cease. After said 90-day period, the Company agrees to pay to the Officer during each month for the next six months that amount which is equal to the difference between Officers monthly Base Salary described above for said month and the amount that the Officer receives or is entitled to receive from any long-term disability insurance coverage provided for the Officer by the Company. The Company shall also pay to the Officer an Annual Bonus for the fiscal year as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is the sum of (a) the number of completed weeks of employment during that year prior to the date active services ceased and (b) 25 (provided that in no event may the numerator be greater than 52) and the denominator of which is 52.

                  G.  RESULTS OF TERMINATION BY OFFICER.

(i) TERMINATION FOR CAUSE. Upon the Officer's termination of this Agreement for cause, the Company shall make the same payments to the Officer as the Company would be obligated to make if this Agreement were terminated by the Company without cause, and the restrictions of Subsection 7B, 7C, and 7D shall not apply.

(ii) TERMINATION WITHOUT CAUSE. On the effective date of the termination without cause of the Agreement by the Officer, the Company shall pay to the Officer his Base Salary described above through the date of termination. No Annual Bonus or other incentive compensation for the fiscal year in which termination occurs will be paid.

(iii) HEALTH, MEDICAL, DENTAL, DISABILITY AND LIFE INSURANCE. The Officer shall have the option for a period of 30 days after the effective date of any termination to purchase from the Company the Officer's individual health, medical, dental, disability insurance policy, and term life insurance policy, if any, maintained by the Company for an amount equal to the prepaid premiums on such policies. After any such purchase the Officer shall be responsible for paying any future premiums due with respect to the policies.

                  7. COVENANTS AGAINST COMPETITION. In order to induce the Company to employ the Officer pursuant to this Agreement, the Officer covenants and agrees to the provisions of this Section 7.

                  A.  ACKNOWLEDGMENTS.  The Officer acknowledges that:

(i) the Company will be principally engaged in a business involving the development and application of remote sensing technology for commercial and governmental purposes and for exploitation of information and opportunities that arise from the conduct of such business, which shall hereinafter be referred to as "Existing Company Business";

(ii) the Existing Company Business may expand after the date hereof to include other activities, and to the extent that the gross revenues from any such activity during the Officer's employment pursuant to this Agreement comes to represent 10 percent or more of such revenues during any six month period, such activity will constitute a material part of the Company's business, and shall be referred to herein as "New Company Business" (Existing Company Business and New Company Business are collectively referred to herein as "Company Business");

(iii) the services the Officer is to provide to the Company Business are special and unique;

(iv) the Existing Company Business is conducted throughout the world on behalf of clients whose principal places of business are, or which are persons located, throughout the world;

(v) the Officer's work for the Company will give him access to confidential information concerning the Company and its affiliates;

(vi) the Officer's being hired by the Company constitutes employment with a new employer; and

(vii) the compensation provided by this Agreement constitutes consideration for the restrictions set out below.

                  B. NO COMPETING EMPLOYMENT. During the term of employment under this Agreement and, subject to Subsection 7H hereof, for a period of twelve (12) months thereafter (the "Restricted Period"), the Officer shall not anywhere in the world (whether for compensation or without compensation), as an owner, individual proprietor, principal, partner, stockholder, officer, employee, independent contractor, consultant, director, joint venture, investor, lender, or in any other capacity whatsoever, alone or in association with any other person, be engaged or take part in, or render services to, own, share in the earnings of, or invest in the stocks, bonds or other securities of any entity engaged in Company Business or that designs or offers products or services of the type sold by the Company in connection with the Company Business; provided, however, that the Officer may own, directly or indirectly, solely as an investment, securities of any publicly traded entity engaged in Company Business if the Officer

(i) is not a controlling person of, or a member of a group that controls, such entity or

(ii) does not beneficially own, and is not a member of any group that beneficially owns, one percent or more of any class of securities of such entity.

                  C. NO INTERFERENCE. During the term of employment under this Agreement and for a period of one year thereafter (the "No Interference
Period"), the Officer shall not, whether for himself or for any other individual, partnership, firms, corporation, or other business organization (other that the Company or its Affiliates), solicit, endeavor to entice away from the Company, or otherwise interfere with the relationship of the Company or of its Affiliates, with any individual, partnership, joint venture, firm, corporation, or other business organization that is employed by, associated with, or otherwise engaged to perform services for the Company or its Affiliates, in connection with the Company Business including, but not limited to, any finders, independent sales representatives, or organizations, or any individual, partnership, firm, corporation, or other business organization who is or was a customer or client of the Company, or a common customer or client of the Company and an Affiliate, during the No Interference Period; nor shall the Officer perform services for or sell products to, directly or indirectly, any such customer or client if such services or products constitute Company Business. "Affiliates" shall mean only the Company's subsidiaries, its joint venture partners, or the parties with which the Company does any teaming at any time during the term of this Agreement..

                  D. CONFIDENTIALITY OF INFORMATION. During the Officer's employment under this Agreement and for five years thereafter, the Officer shall keep secret and retain in strictest confidence, shall not reveal, divulge, or make known to any person, firm, corporation, or other business organization (other then the Company or its Affiliates), and shall not use for his benefit or the benefit of others, any secret or confidential information of, used by, or concerning the Company, its Affiliates, or their respective businesses or financial affairs acquired or learned by him heretofore or hereafter ("Proprietary Information"), including, without limitation, inventions, discoveries, improvements, processes, designs, drawings, specifications, prototypes, models, client lists, details of client or consultant contracts, pricing policies, projections, marketing plans or strategies, product development plans, formulas, trade secrets, pending patents, research data, forecasts, software analyses, computer programs, business acquisition plans, new personnel acquisition plans, and other business affairs of the Company and its Affiliates, learned by him heretofore or hereafter unless the same is available, other than as a result of prohibited disclosure, from public documents or sources generally available to the public or is otherwise in the public domain (provided that no such information available from public documents or sources is so available as a result of any violation of this Subsection 7D by the Officer), or is required to be disclosed by law, government regulation, or subpoena; provided, however, that this Subsection 7D shall not prohibit disclosure by the Officer during the period of and in the course of his employment by the Company and consistent with prudent business practice and with his duties and obligations to the Company hereunder, in connection with joint ventures between the Company and other entities, industry trade meetings where the Officer is representing the Company, research and development projects undertaken by the Company, and trade meetings with insurance companies and other entities in connection with the Company Business, so long as such disclosure is reasonably considered to be in the interest of the Company and consistent with past industry practices. The provisions of this Subsection 7D shall apply regardless of whether each information was developed, devised, or otherwise created in whole or in part by the Officer's efforts. The Officer agrees that all Proprietary Information is and shall be the exclusive property of the Company. This Subsection 7D shall survive termination of this Agreement.

                  E. PROPERTY OF THE COMPANY. All written materials, files, memoranda, notes, lists, records, computer software and documentation, and other documents or paper (and all copies thereof), including such items stored in computer memories, on microfiche, or by any other means, made or complied by or on behalf of the Officer or coming into his possession, concerning the business or affairs of the Company and its Affiliates (collectively, the "records") are and shall be the Company's property and shall be delivered to the Company promptly upon the termination of his employment with the Company or any of its Affiliates or at any other time upon written request of the Company. This Subsection 7E shall survive the termination of this Agreement.

                  F. THIRD PARTY INFORMATION. The Officer agrees that his obligation not to disclose or to use information, know-how, and records of the types set forth in Subsection, D above, and his obligation to return records and tangible property, set forth in Subsection E above, also extends to such types of information, know-how, records, and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Officer in the course of the Company's business to the extent the same would be covered by Subsection D or E above had the source been the Company and not a third party. This Subsection 7F shall survive the termination of this Agreement.

                  G. USE OF NAME. The Officer agrees that during his employment under this Agreement and thereafter, he will no longer make use of the Company's name other than for Company Business purposes. This Subsection 7G shall survive the termination of the Agreement.

                  H. ADJUSTMENT OF CERTAIN PERIODS. In addition to the remedies the Company may seek and obtain pursuant to Section 8 hereof, the Restricted Periods or No Interference Period shall be extended by any and all periods during which the Officer shall be found by a court possessing personal jurisdiction over him to have been in violation of the covenants contained in Subsection 7B or 7C hereof.

                  I. COMPANY OWNERSHIP. The Officer agrees that all inventions, discoveries, improvements, trade secrets, formulas, techniques, processes and know-how, whether or not patentable, and whether or not reduced to practice, that are conceived or developed during the Officer's employment by the Company, either alone or jointly with others, shall be owned exclusively by the Company, and the Officer hereby assigns to the Company all of the Officer's right, title and interest in all such intellectual property, and the Officer agrees that the Company shall be the sole owner of all domestic and foreign patents or other rights pertaining thereto, and further agrees to execute all documents that the Company reasonably determines to be necessary or convenient for use in applying for, prosecuting, perfecting, or enforcing patents or other intellectual property rights, including without limitation, the execution of any assignments, patent applications, or other documents that may be requested by the Company. This provision is intended to apply only to the extent permitted by applicable law.

                  8.  REMEDIES.

                  A.  INJUNCTIVE RELIEF.

(i) The Officer acknowledges that the Company may have no adequate remedy at law if the Officer violates any of the terms. In such event, the Company shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach hereof or otherwise to specifically enforce any of the provisions hereof.

(ii) The Company acknowledges that the Officer may have no adequate remedy at law if the Company violates any of the terms hereof. In such event, the Officer shall have the right, in addition to any other rights he may have, to obtain in any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach hereof or otherwise to specifically enforce any of the provisions hereof.

                  B. SPECIFIC PERFORMANCE. If the Officer breaches, or threatens to commit a breach of, any of the provisions of Section 7 hereof (the "Restrictive Covenants"), the Company shall have, in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity, the right to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company.

                  C. SEVERABILITY OF COVENANTS AND BLUE-PENCILING. The Officer acknowledges and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, to the extent necessary to render it enforceable, and, in its reduced form, such provision shall then be enforceable.

                  D. SURVIVAL. The rights and obligations of the parties under this Section 8 shall survive the termination of this Agreement.

                  9. NON-ASSIGNABILITY; BINDING AGREEMENT. Neither this Agreement nor any right, obligation, or interest hereunder shall be assignable or delegable by any party without the prior written consent of the other party hereto; provided, however, that nothing in this Section 9 shall preclude the Officer from designating any beneficiaries to receive any benefits payable hereunder upon his death, or the executors, administrators, or other legal representatives of his estate, from assigning any rights hereunder to the person or persons entitled thereto. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, and the Officer's heir's and the personal representative of Officer's estate.

                  10. SEVERABILITY. If the final determination of a court of competent jurisdiction declares, after the expiration of the time within which judicial review (if permitted) of such determination may be perfected, that any term or provision hereof is invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

                  11. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement, with the Addendums hereto, amends and restates the terms and conditions of the Officer's employment and constitutes the entire agreement of the parties pertaining to the subject matter of this Agreement that are not set forth herein or therein. This Agreement shall supersede any existing agreement between the Officer and the Company or its predecessors providing for employment, bonus, or any other incentive compensation. This Agreement may not be modified, amended, or waived in any manner except by an instrument in writing signed by each of the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any other breach by such party of a provision of this Agreement.

                  12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Montana, without regard to the conflicts-of-laws principles thereof.

                  13. BENEFITS. This Agreement shall inure to the benefit of and be binding upon the Company, its successors, and assigns. The Officer's obligations hereunder may not be delegated or assigned to any other individual or entity without the written approval of the Company.

                  14.  ARBITRATION;  JURISDICTION.

                  A. CLAIM FOR OTHER THAN SPECIFIC PERFORMANCE OR IN-JUNCTIVE RELIEF. Any controversy or claim arising out of or relating to this Agreement, or the breach hereof, other than claims for specific performance of injunctive relief pursuant to Section 8 hereof, shall be settled by arbitration conducted in the city where the principal offices of the Company are then located, in accordance with the arbitration rules of the Arbitration Service of Portland, and judgment upon any award rendered by the arbitrator may be entered in any state or United States federal court sitting in such city. Any such arbitration shall be conducted by a single arbitrator selected jointly by the parties or, if they are unable within 30 days to agree, by the Arbitration Service of Portland. The parties hereto irrevocably submit to the jurisdiction of said arbitrator and agree that all such claims may be heard and determined only by such arbitrator and that all judgments may be entered in only such courts.

                  B. CLAIM FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF. With respect to any claim for specific performance or injunctive relief pursuant to
Section 8 hereof, this Agreement shall be governed by and construed in accordance with the laws of the State of Idaho, without regard to the conflicts-of-laws principles thereof. The Officer and the Company hereby irrevocably submit to the jurisdiction of any Idaho state or United States federal court sitting in the city where the principal officer of the Company are then located over any suit, action, or other proceeding brought by either party arising out of or relating to this Agreement, and each of the Officer and the Company hereby irrevocably agrees that all claims with respect to such suit, action, or other proceeding may be heard and determined only in such courts. The Company and the Officer further agree that any judgment arising out of any such suit, action, or other proceeding may be enforced in, and for the purpose of such enforcement irrevocably submit to the jurisdiction of, any aforesaid state or United States federal court.

                  15. ATTORNEYS' FEES. In the event any suit, action, or proceedings is brought to construe the terms of this Agreement, to seek equitable relief, or for damages arising from a breach of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and other costs and expenses (including without limitation travel), including appeals.

                  16. NOTICE. Any notice hereunder by either party to the other shall be given in writing by personal delivery or certified mail, return receipt requested, at the address of such party set forth below, or at such other address as such party shall indicate to the other pursuant to this Section 16. A notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by certified mail, on the date of receipt.

(a)  If to the Company, to:
                           Earth Search Sciences, Inc.
                             1729 Montana Highway 35
                            Kalispell, Montana  59901
                            Phone 406 751-5200

(b) If to the Officer, to the last known home address of the Officer in the records of the Company.

                  17. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  18. HEADING; GENDER. The headings of sections subsections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement. References in this Agreement to the masculine shall include the feminine.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                                 EARTH SEARCH SCIENCES, INC.

                                                 By ____________________________

                                                 Agreed to by:

                                                 -------------------------------

                              EMPLOYMENT AGREEMENT

                  THIS EMPLOYMENT AGREEMENT, dated as of October 28, 2000, between EARTH SEARCH SCIENCES, INC., a Utah corporation (the "Company"), and Rory J. Stevens (the "Officer").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the parties desire to obtain the commitment of each other with respect to the employment of the Officer by the Company on the terms set forth below;

        NOW, THEREFORE, the parties hereto agree as, follows:

                  1. TERM. The Company hereby employs the Officer for a term ending December 31, 2004, unless earlier terminated in accordance with the terms hereof.

                  2.  DUTIES

                  A. GENERAL DUTIES. The Officer shall be employed by the Company with the title of Chief Financial Officer. The Officer agrees to perform such duties as the Officer shall reasonably be directed to perform by the Chairman of the Board of Directors of the Company (the "Board of Directors"). Such duties shall be reasonably consistent with the Officers experience.

                  B. OUTSIDE  ACTIVITIES.  The Officer agrees to devote the time necessary to fulfill the duties hereunder. Except with the express written consent of the Board of Directors, the Officer may not, alone or as a member of any partnership or as an officer, director, or employee of any other corporation, partnership, or other organization, be actively engaged in any other duties or pursuits that interfere or compete with the performance of his duties hereunder.

                  C. GENERAL EMPLOYMENT CONDITIONS. The Officer shall be subject to the general terms and conditions of employment applicable to employees of the Company, as established by the Board of Directors from time to time, including without limitation all conditions relating to compliance with federal and/or state laws and other government rules and regulations issued thereunder as the same may be in effect from time to time.

                  D. RELOCATION. The Company shall pay or reimburse the Officer's reasonable expenses incurred in any relocation required by the Company.

                  3.  COMPENSATION.

                  A. Base Salary. As compensation for the Officer's services to the Company under this Agreement, the Company shall pay to the Officer during the term of employment a monthly salary of ten thousand four hundred sixteen dollars and 67 cents ($10,416.67) ("the Base Salary"). The Base Salary shall be payable on the first day of each calendar month. The Officer's Base Salary may be adjusted upward at least annually as of each January 1, starting January 1, 2002, by an amount negotiated in good faith by the Officer and the Board of Directors.

                  B. ANNUAL BONUSES. Depending on the status of the Company, an Annual Bonus determined by the Board of Directors may be paid.

                  C. STOCK OPTIONS. In order to promote the interests of the Company and its shareholders by providing a method whereby the Officer may be encouraged to invest in the common stock of the Company and its affiliates on reasonable terms, and thereby increase his proprietary interest in the Company's business, encourage him to remain in the employ of the Company, and increase his personal interest in its continued success and progress, the company has previously granted options to the Officer under the following terms and conditions:

(a) Option to purchase one million shares at an exercise price of $0.21 per share for five years after vesting.

(b) Option to purchase one million five hundred thousand shares at an exercise price of $0.50 per share for thirty-six months after vesting.

(c) The options may be transferred by the Officer's last will or by the laws of descent and redistributions.

(d) If the Officer's employment is terminated due to disability, or if the Officer died while he is an employee of the Company or within 30 days after the termination of such employment, the option may be fully exercised within three months after the date of termination due to disability or death by the Officer, by a court-appointed guardian or custodian if the Officer is incapacitated, or by the person or persons to whom his rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that no such option may be exercised after December 31, 2006.

(e) If the Officers employment is terminated by the Company without cause as defined in Subsection 6A or by the Officer for cause as defined in Subsection 6G, the option may be exercised within 30 days following such termination of employment as to all or any part of the motioned shares, including shares as to which such option would not otherwise be exercisable.

(f) In the event of proposed dissolution or liquidation of the Company, or in the event of a proposed Change of Control of the Company, the options granted hereunder shall terminate as of a date to be fixed by the Board of Directors of the Company; provided that not less than 35 days written notice of the date so fixed shall be given to the Officer, and the Officer shall have the right until such termination to exercise his option as to all or any part of the motioned shares, including shares as to which such option would not otherwise be exercisable. For the purpose of this Agreement "Change of Control" shall mean the transfer of more than 50 percent of the outstanding shares of the Company, or the sale of all or substantially all of the assets of the Company, to a person or persons who do not presently own at least 5% of the common shares of the Company.

(g) If the Officer shall cease to be employed by the Company for any reason other than as specified in clauses (iv), (v) and (vi) hereof, the option may be exercised within 30 days following such termination of employment to the extent that the Officer was entitled to exercise such option on the date of termination of his employment; provided, however, that no such option may be exercised after December 31, 2006; and provided further that no such option may be exercised after termination of employment if the Officer's employment is terminated for cause as defined in Subsection 6A.

(h) If the outstanding shares of common stock of the Company or any of its affiliates are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, an appropriate adjustment shall be made by the Board of Directors in the number and kind of shares for the purchase of which any then-unexercised options shall be exercisable.

(i) If the officers termination is due a change of control as noted in section 6
(B), then the exercise date of vested options will be extended four years from the date of termination.

                  D.  OTHER BONUSES.   The officer will be entitled to the
certain bonuses under certain conditions as described below:

(a) 10% of options shall be considered vested and bonused to the officer as paid in full shares for past service to the company.

(b) 15% of options shall be considered vested and paid in full in the event that STDC or ESSI is successful obtaining a commitment from a strategic partner, financial institution, reputable investment banker or other source to raise capital sufficient to fund the NEMO program. Board of Directors will determine when this criteria is met.

(c) 20% of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor company is successful raising gross capital (before commissions) of at least $6,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(d) 20% of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor is successful raising cumulative gross capital (before commissions) of at least $30,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(e) 20% of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor is successful raising cumulative gross capital (before commissions) of at least $100,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(f) 15% of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor company is successful funding the NEMO program.

                 4. OFFICER BENEFITS. The Officer shall be entitled to and shall receive from the Company at the Company's expense, during the term of employment hereunder all benefits provided from time to time to employees of the Company generally (i.e., 20 vacation days per year; leave; disability, life, health, medical, and dental insurance; etc.), plus the following additional benefit:

                  A. Use of a Company vehicle of a type and pursuant to such terms and conditions as the Officer and the Board of Directors may agree from time to time.

                  B.  Participation in the Company's Profit Sharing Plan

                  5. EXPENSES. The Company agrees to promptly pay or reimburse the Officer during the term of employment for all reasonable business expenses incurred or paid by the Officer, upon submission of appropriate documentation, in accordance with such policies as may be established from time to time by the Board of Directors. Such expenses shall include, without limitation, the following job-related expenses: airfare; ground transportation; hotels; meals; professional dues and journals; convention and seminar fees and costs; and educational fees and costs. The Officer shall also be allowed reasonable time for job-related study.

                  6.       TERMINATION OF EMPLOYMENT.

                  A. Termination by the Company for Cause. Except as provided in Subsections 6B and 6C, the Company may terminate this Agreement only for cause upon 30 days written notice thereof and failure to cure the same within such 30-day period. The term "cause" means only the following and any other termination shall be without cause:

(a) Malfeasance or gross negligence by the Officer material in nature in the performance of his duties under this Agreement;

(ii)  Breach by the Officer of any material provisions of this Agreement;

(ii)  Engaging by the Officer in misconduct materially injurious to the Company;

(iv)  Conviction of the Officer of a felony;

(v) Indulgence in alcohol or drugs to an extent that renders the Officer unable or unfit to perform his duties under this Agreement;

(vi) Persistent failure or refusal to discharge with reasonable competence and in good faith the Officer's duties under this Agreement.

                  B. TERMINATION BY THE COMPANY UPON CHANGE OF CONTROL. The Company may terminate this Agreement without cause at the time of a Change of Control of the Company.

                  C. TERMINATION FOR DEATH OR DISABILITY. The Officer's employment hereunder shall terminate upon the earlier of the events specified below:

(i)  the death of the Officer;

(ii) the date of termination specified in a written notice of termination by reason of disability delivered by the Company to the Officer at least 30 days prior to the specified date of termination, which shall be any date after the expiration of any consecutive three-month period during all of which the Officer shall be unable to perform the duties required of him under this Agreement by reason of any physical or mental condition of the Officer that shall substantially incapacitate him from performing such duties ("Disability"); provided, however, that such notice shall be null and void if the Officer fully resumes the performance of his duties hereunder prior to the date of termination as set forth in the notice.

                  D. RIGHT TO TERMINATE BY OFFICER. The Officer may terminate this Agreement with cause upon 30 days written notice or without cause upon 90 days written notice. The term "cause" means the failure of the Company to perform any of its material obligations hereunder, including the payment of money, and only after 30 days advance written notice thereof and failure to cure the same within such 30 day period. Termination for any other reason shall be without cause.

                  E.       RESULTS OF TERMINATION BY THE COMPANY

(i) TERMINATION FOR CAUSE. On the effective date of the termination for cause of this Agreement by the Company, the Company shall pay to the Officer his Base Salary described above through the date of termination. No Annual Bonus or other incentive compensation for the fiscal year in which termination is effective or for any subsequent year will be paid.

(ii) TERMINATION WITHOUT CAUSE OR UPON CHANGE OF CONTROL. In the event of a termination by the Company without cause, or pursuant to Subsection 6B, the following termination payments shall be made to the Officer:

(a) A lump sum payment equal to 24 times the then-effective monthly Base Salary of the Officer;

(b) The Annual Bonus will be paid for the fiscal year of termination as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is completed weeks of employment during that year and the denominator of which is 52;

(c) Health, Medical, Dental, Disability and Life Insurance premiums will be paid for a period of 24 months or until the Officer becomes covered under another employers benefit program; and will be allowed to participate in the Company's plan after the twenty four months to the maximum allowed under Cobra.

(d) Termination payments made pursuant to this paragraph 6E(ii) shall not be subject to offset for amounts earned by the Officer after the date of termination.

                  F.  RESULTS OF TERMINATION FOR DEATH OR DISABILITY.

(i) DEATH OF OFFICER. If this Agreement is terminated due to the death of the Officer, the Company shall make the following payments to the Officer's estate:

(a) The then-effective Base Salary of the Officer will be paid through the end of the month in which death occurs;

(b) The Annual Bonus will be paid for the fiscal year as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is completed weeks of employment during that year and the denominator of which is 52.

(ii) DISABILITY OF OFFICER. If this Agreement is terminated due to the Disability of the Officer as described in subsection 6C(ii), the Company shall continue to pay to the Officer his Base Salary described above for the 90-day period following the date active services cease. After said 90-day period, the Company agrees to pay to the Officer during each month for the next six months that amount which is equal to the difference between Officers monthly Base Salary described above for said month and the amount that the Officer receives or is entitled to receive from any long-term disability insurance coverage provided for the Officer by the Company. The Company shall also pay to the Officer an Annual Bonus for the fiscal year as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is the sum of (a) the number of completed weeks of employment during that year prior to the date active services ceased and (b) 25 (provided that in no event may the numerator be greater than 52) and the denominator of which is 52.

                  G.  RESULTS OF TERMINATION BY OFFICER.

(i) TERMINATION FOR CAUSE. Upon the Officer's termination of this Agreement for cause, the Company shall make the same payments to the Officer as the Company would be obligated to make if this Agreement were terminated by the Company without cause, and the restrictions of Subsection 7B, 7C, and 7D shall not apply.

(ii) TERMINATION WITHOUT CAUSE. On the effective date of the termination without cause of the Agreement by the Officer, the Company shall pay to the Officer his Base Salary described above through the date of termination. No Annual Bonus or other incentive compensation for the fiscal year in which termination occurs will be paid.

(iii) HEALTH, MEDICAL, DENTAL, DISABILITY AND LIFE INSURANCE. The Officer shall have the option for a period of 30 days after the effective date of any Termination to purchase from the Company the Officer's individual health, medical, dental, disability insurance policy, and term life insurance policy, if any, maintained by the Company for an amount equal to the prepaid premiums on such policies. After any such purchase the Officer shall be responsible for paying any future premiums due with respect to the policies.

                  7. COVENANTS AGAINST COMPETITION. In order to induce the Company to employ the Officer pursuant to this Agreement, the Officer covenants and agrees to the provisions of this Section 7.

                  A.  ACKNOWLEDGEMENTS.  The Officer acknowledges that:

(i) the Company will be principally engaged in a business involving the development and application of remote sensing technology for commercial and governmental purposes and for exploitation of information and opportunities that arise from the conduct of such business, which shall hereinafter be referred to as "Existing Company Business";

(ii) the Existing Company Business may expand after the date hereof to include other activities, and to the extent that the gross revenues from any such activity during the Officer's employment pursuant to this Agreement comes to represent 10 percent or more of such revenues during any six month period, such activity will constitute a material part of the Company's business, and shall be referred to herein as "New Company Business" (Existing Company Business and New Company Business are collectively referred to herein as "Company Business");

(iii) the services the Officer is to provide to the Company Business are special and unique;

(iv) the Existing Company Business is conducted throughout the world on behalf of clients whose principal places of business are, or which are persons located, throughout the world;

(v) the Officer's work for the Company will give him access to confidential information concerning the Company and its affiliates;

(vi) the Officer's being hired by the Company constitutes employment with a new employer; and

(vii) the compensation provided by this Agreement constitutes consideration for the restrictions set out below.

                  B. NO COMPETING EMPLOYMENT. During the term of employment under this Agreement and, subject to Subsection 7H hereof, for a period of twelve (12) months thereafter (the "Restricted Period"), the Officer shall not anywhere in the world (whether for compensation or without compensation), as an owner, individual proprietor, principal, partner, stockholder, officer, employee, independent contractor, consultant, director, joint venturer, investor, lender, or in any other capacity whatsoever, alone or in association with any other person, (x) carry on, be engaged or take part in, or render services to, own, share in the earnings of, or invest in the stocks, bonds or other securities of any entity engaged in Company Business or that designs or offers products or services of the type sold by the Company in connection with the Company Business; provided, however, that the Officer may own, directly or indirectly, solely as an investment, securities of any publicly traded entity engaged in Company Business if the Officer (i) is not a controlling person of, or a member of a group that controls, such entity or (ii) does not beneficially own, and is not a member of any group that beneficially owns, one percent or more of any class of securities of such entity.

                  C. NO INTERFERENCE. During the term of employment under this Agreement and for a period of one year thereafter (the "No Interference
Period"), the Officer shall not, whether for himself or for any other individual, partnership, firms, corporation, or other business organization (other that the Company or its Affiliates), solicit, endeavor to entice away from the Company, or otherwise interfere with the relationship of the Company or of its Affiliates, with any individual, partnership, joint venture, firm, corporation, or other business organization that is employed by, associated with, or otherwise engaged to perform services for the Company or its Affiliates, in connection with the Company Business including, but not limited to, any finders, independent sales representatives, or organizations, or any individual, partnership, firm, corporation, or other business organization who is or was a customer or client of the Company, or a common customer or client of the Company and an Affiliate, during the No Interference Period; nor shall the Officer perform services for or sell products to, directly or indirectly, any such customer or client if such services or products constitute Company Business. "Affiliates" shall mean only the Company's subsidiaries, its joint venture partners, or the parties with which the Company does any teaming at any time during the term of this Agreement..

                  D. CONFIDENTIALITY OF INFORMATION. During the Officer's employment under this Agreement and for five years thereafter, the Officer shall keep secret and retain in strictest confidence, shall not reveal, divulge, or make known to any person, firm, corporation, or other business organization (other then the Company or its Affiliates), and shall not use for his benefit or the benefit of others, any secret or confidential information of, used by, or concerning the Company, its Affiliates, or their respective businesses or financial affairs acquired or learned by him heretofore or hereafter ("Proprietary Information"), including, without limitation, inventions, discoveries, improvements, processes, designs, drawings, specifications, prototypes, models, client lists, details of client or consultant contracts, pricing policies, projections, marketing plans or strategies, product development plans, formulas, trade secrets, pending patents, research data, forecasts, software analyses, computer programs, business acquisition plans, new personnel acquisition plans, and other business affairs of the Company and its Affiliates, learned by him heretofore or hereafter unless the same is available, other than as a result of prohibited disclosure, from public documents or sources generally available to the public or is otherwise in the public domain (provided that no such information available from public documents or sources is so available as a result of any violation of this Subsection 7D by the Officer), or is required to be disclosed by law, government regulation, or subpoena; provided, however, that this Subsection 7D shall not prohibit disclosure by the Officer during the period of and in the course of his employment by the Company and consistent with prudent business practice and with his duties and obligations to the Company hereunder, in connection with joint ventures between the Company and other entities, industry trade meetings where the Officer is representing the Company, research and development projects undertaken by the Company, and trade meetings with insurance companies and other entities in connection with the Company Business, so long as such disclosure is reasonably considered to be in the interest of the Company and consistent with past industry practices. The provisions of this Subsection 7D shall apply regardless of whether each information was developed, devised, or otherwise created in whole or in part by the Officer's efforts. The Officer agrees that all Proprietary Information is and shall be the exclusive property of the Company. This Subsection 7D shall survive termination of this Agreement.

                  E. PROPERTY OF THE COMPANY. All written materials, files, memoranda, notes, lists, records, computer software and documentation, and other documents or paper (and all copies thereof), including such items stored in computer memories, on microfiche, or by any other means, made or compiled by or on behalf of the Officer or coming into his possession, concerning the business or affairs of the Company and its Affiliates (collectively, the "records") are and shall be the Company's property and shall be delivered to the Company promptly upon the termination of his employment with the Company or any of its Affiliates or at any other time upon written request of the Company. This Subsection 7E shall survive the termination of this Agreement.

                  F. THIRD PARTY INFORMATION. The Officer agrees that his obligation not to disclose or to use information, know-how, and records of the types set forth in Subsection, D above, and his obligation to return records and tangible property, set forth in Subsection E above, also extends to such types of information, know-how, records, and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Officer in the course of the Company's business to the extent the same would be covered by Subsection D or E above had the source been the Company and not a third party. This Subsection 7F shall survive the termination of this Agreement.

                  G. USE OF NAME. The Officer agrees that during his employment under this Agreement and thereafter, he will no longer make use of the Company's name other than for Company Business purposes. This Subsection 7G shall survive the termination of the Agreement.

                  H. ADJUSTMENT OF CERTAIN PERIODS. In addition to the remedies the Company may seek and obtain pursuant to Section 8 hereof, the Restricted Periods or No Interference Period shall be extended by any and all periods during which the Officer shall be found by a court possessing personal jurisdiction over him to have been in violation of the covenants contained in Subsection 7B or 7C hereof.

                  I. COMPANY OWNERSHIP. The Officer agrees that all inventions, discoveries, improvements, trade secrets, formulas, techniques, processes and know-how, whether or not patentable, and whether or not reduced to practice, that are conceived or developed during the Officer's employment by the Company, either alone or jointly with others, shall be owned exclusively by the Company, and the Officer hereby assigns to the Company all of the Officer's right, title and interest in all such intellectual property, and the Officer agrees that the Company shall be the sole owner of all domestic and foreign patents or other rights pertaining thereto, and further agrees to execute all documents that the Company reasonably determines to be necessary or convenient for use in applying for, prosecuting, perfecting, or enforcing patents or other intellectual property rights, including without limitation, the execution of any assignments, patent applications, or other documents that may be requested by the Company. This provision is intended to apply only to the extent permitted by applicable law.

                  8.  REMEDIES.

                  A.  INJUNCTIVE RELIEF.

(i) The Officer acknowledges that the Company may have no adequate remedy at law if the Officer violates any of the terms. In such event, the Company shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach hereof or otherwise to specifically enforce any of the provisions hereof.

(ii) The Company acknowledges that the Officer may have no adequate remedy at law if the Company violates any of the terms hereof. In such event, the Officer shall have the right, in addition to any other rights he may have, to obtain in any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach hereof or otherwise to specifically enforce any of the provisions hereof.

                B. SPECIFIC PERFORMANCE. If the Officer breaches, or threatens to commit a breach of, any of the provisions of Section 7 hereof (the "Restrictive Covenants"), the Company shall have, in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity, the right to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company.

                 C. SEVERABILITY OF COVENANTS AND BLUE-PENCILING. The Officer acknowledges and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, to the extent necessary to render it enforceable, and, in its reduced form, such provision shall then be enforceable.

                  D. SURVIVAL. The rights and obligations of the parties under this Section 8 shall survive the termination of this Agreement.

                  9. NON-ASSIGNABILITY; BINDING AGREEMENT. Neither this Agreement nor any right, obligation, or interest hereunder shall be assignable or delegable by any party without the prior written consent of the other party hereto; provided, however, that nothing in this Section 9 shall preclude the Officer from designating any beneficiaries to receive any benefits payable hereunder upon his death, or the executors, administrators, or other legal representatives of his estate, from assigning any rights hereunder to the person or persons entitled thereto. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, and the Officer's heir's and the personal representative of Officer's estate.

                  10. SEVERABILITY. If the final determination of a court of competent jurisdiction declares, after the expiration of the time within which judicial review (if permitted) of such determination may be perfected, that any term or provision hereof is invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

                  11. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement, with the Addendums hereto, amends and restates the terms and conditions of the Officer's employment and constitutes the entire agreement of the parties pertaining to the subject matter of this Agreement that are not set forth herein or therein. This Agreement shall supersede any existing agreement between the Officer and the Company or its predecessors providing for employment, bonus, or any other incentive compensation. This Agreement may not be modified, amended, or waived in any manner except by an instrument in writing signed by each of the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any other breach by such party of a provision of this Agreement.

                  12.  GOVERNING LAW.   This Agreement shall be governed by and
construed in accordance with the laws of the State of Montana, without regard to the conflicts-of-laws principles thereof.

                  13. BENEFITS. This Agreement shall inure to the benefit of and be binding upon the Company, its successors, and assigns. The Officer's obligations hereunder may not be delegated or assigned to any other individual or entity without the written approval of the Company.

                  14.      Arbitration; Jurisdiction.
                           -------------------------

                  A. Claim for Other than Specific Performance or In-junctive Relief. Any controversy or claim arising out of or relating to this Agreement, or the breach hereof, other than claims for specific performance of injunctive relief pursuant to Section 8 hereof, shall be settled by arbitration conducted in the city where the principal offices of the Company are then located, in accordance with the arbitration rules of the Arbitration Service of Portland, and judgment upon any award rendered by the arbitrator may be entered in any state or United States federal court sitting in such city. Any such arbitration shall be conducted by a single arbitrator selected jointly by the parties or, if they are unable within 30 days to agree, by the Arbitration Service of Portland. The parties hereto irrevocably submit to the jurisdiction of said arbitrator and agree that all such claims may be heard and determined only by such arbitrator and that all judgments may be entered in only such courts.

                  B. Claim for Specific Performance or Injunctive Relief. With respect to any claim for specific performance or injunctive relief pursuant to
Section 8 hereof, this Agreement shall be governed by and construed in accordance with the laws of the State of Idaho, without regard to the conflicts-of-laws principles thereof. The Officer and the Company hereby irrevocably submit to the jurisdiction of any Idaho state or United States federal court sitting in the city where the principal officer of the Company are then located over any suit, action, or other proceeding brought by either party arising out of or relating to this Agreement, and each of the Officer and the Company hereby irrevocably agrees that all claims with respect to such suit, action, or other proceeding may be heard and determined only in such courts. The Company and the Officer further agree that any judgment arising out of any such suit, action, or other proceeding may be enforced in, and for the purpose of such enforcement irrevocably submit to the jurisdiction of, any aforesaid state or United States federal court.

                  15. Attorneys' Fees. In the event any suit, action, or proceedings is brought to construe the terms of this Agreement, to seek equitable relief, or for damages arising from a breach of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and other costs and expenses (including without limitation travel), including appeals.

                  16. Notice. Any notice hereunder by either party to the other shall be given in writing by personal delivery or certified mail, return receipt requested, at the address of such party set forth below, or at such other address as such party shall indicate to the other pursuant to this Section 16. A notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by certified mail, on the date of receipt.

                  (a)      If to the Company, to:
                                    Earth Search Sciences, Inc.
                                     1729 Montana Highway 35
                                     Kalispell, Montana  59901
                                     Phone 406 751-5200

                  (b) If to the Officer, to the last known home address of the Officer in the records of the Company.

                  17. Counterparts. This Agreement may be executed in counterparts, each of which shall deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  18. Heading; Gender. The headings of sections subsections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement. References in this Agreement to the masculine shall include the feminine.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                                     EARTH SEARCH SCIENCES, INC.

                                                     By _______________________

                                                     Agreed to by:

                                                     ---------------------------

                              EMPLOYMENT AGREEMENT

                  THIS EMPLOYMENT AGREEMENT, dated as of October 28, 2000, between EARTH SEARCH SCIENCES, INC., a Utah corporation (the "Company"), and Tami Story (the "Officer").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the parties desire to obtain the commitment of each other with respect to the employment of the Officer by the Company on the terms set forth below;

             NOW, THEREFORE, the parties hereto agree as, follows:

                  1. TERM. The Company hereby employs the Officer for a term ending December 31, 2004, unless earlier terminated in accordance with the terms hereof.

                  2.  DUTIES.

                  A. GENERAL DUTIES. The Officer shall be employed by the Company with the title of Secretary and Treasurer. The Officer agrees to perform such duties as the Officer shall reasonably be directed to perform by the Chairman of the Board of Directors of the Company (the "Board of Directors"). Such duties shall be reasonably consistent with the Officers experience.

                  B. OUTSIDE  ACTIVITIES.  The Officer agrees to devote the time necessary to fulfill the duties hereunder. Except with the express written consent of the Board of Directors, the Officer may not, alone or as a member of any partnership or as an officer, director, or employee of any other corporation, partnership, or other organization, be actively engaged in any other duties or pursuits that interfere or compete with the performance of his duties hereunder.

                  C. GENERAL EMPLOYMENT CONDITIONS. The Officer shall be subject to the general terms and conditions of employment applicable to employees of the Company, as established by the Board of Directors from time to time, including without limitation all conditions relating to compliance with federal and/or state laws and other government rules and regulations issued thereunder as the same may be in effect from time to time.

                  D. RELOCATION. The Company shall pay or reimburse the Officer's reasonable expenses incurred in any relocation required by the Company.

                  3.  COMPENSATION.

                  A. BASE SALARY. As compensation for the Officer's services to the Company under this Agreement, the Company shall pay to the Officer during the term of employment a monthly salary of six thousand six hundred sixty six dollars and 67 cents (6,666.67 ) ("the Base Salary"). The Base Salary shall be payable on the first day of each calendar month. The Officer's Base Salary may be adjusted upward at least annually as of each January 1, starting January 1, 2002, by an amount negotiated in good faith by the Officer and the Board of Directors.

                  B. ANNUAL BONUS. Depending on the status of the Company, an Annual Bonus determined by the Board of Directors may be paid.

                  C. STOCK OPTIONS. In order to promote the interests of the Company and its shareholders by providing a method thereby the Officer may be encouraged to invest in the common stock of the Company and its affiliates on reasonable terms, and thereby increase his proprietary interest in the Company's business, encourage him to remain in the employ of the Company, and increase his personal interest in its continued success and progress, the company has previously granted options to the Officer under the following terms and conditions:

(i) Option to purchase one million shares when and if the share price exceeds $0.50 per share for 30 consecutive days at an exercise price of $0.50 per share for twenty four months after vesting.

(ii) Option to purchase one million shares when and if the share price exceeds $1.00 per share for 30 consecutive days at an exercise price of $1.00 per share for twenty four months after vesting.

(iii) Option to purchase one million shares when and if the share price exceeds $1.50 per share for 30 consecutive days at an exercise price of $1.50 per share for twenty four months after vesting.

(iv) Option to purchase one million shares when and if the share price exceeds $2.00 per share for 30 consecutive days at an exercise price of $2.00 per share for twenty four months after vesting.

(v) Option to purchase one million shares when and if the share price exceeds $2.50 per share for 30 consecutive days at an exercise price of $2.50 per share for twenty four months after vesting.

(vi) The options may be transferred by the Officer's last will or by the laws of descent and redistributions.

(vii) If the Officer's employment is terminated due to disability, or if the Officer died while he is an employee of the Company or within 30 days after the termination of such employment, the option may be fully exercised within three months after the date of termination due to disability or death by the Officer, by a court-appointed guardian or custodian if the Officer is incapacitated, or by the person or persons to whom his rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that no such option may be exercised after December 31, 2006.

(viii) If the Officers employment is terminated by the Company without cause as defined in Subsection 6A or by the Officer for cause as defined in Subsection 6G, the option may be exercised within 30 days following such termination of employment as to all or any part of the motioned shares, including shares as to which such option would not otherwise be exercisable.

(ix) In the event of proposed dissolution or liquidation of the Company, or in the event of a proposed Change of Control of the Company, the options granted hereunder shall terminate as of a date to be fixed by the Board of Directors of the Company; provided that not less than 35 days written notice of the date so fixed shall be given to the Officer, and the Officer shall have the right until such termination to exercise his option as to all or any part of the motioned shares, including shares as to which such option would not otherwise be exercisable. For the purpose of this Agreement "Change of Control" shall mean the transfer of more than 50 percent of the outstanding shares of the Company, or the sale of all or substantially all of the assets of the Company, to a person or persons who do not presently own at least 5% of the common shares of the Company.

(x) If the Officer shall cease to be employed by the Company for any reason other than as specified in clauses (iv), (v) and (ix) hereof, the option may be exercised within 30 days following such termination of employment to the extent that the Officer was entitled to exercise such option on the date of termination of his employment; provided, however, that no such option may be exercised after December 31, 2006; and provided further that no such option may be exercised after termination of employment if the Officer's employment is terminated for cause as defined in Subsection 6A.

(xi) If the outstanding shares of common stock of the Company or any of its affiliates are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, an appropriate adjustment shall be made by the Board of Directors in the number and kind of shares for the purchase of which any then-unexercised options shall be exercisable.

(xii) If the officers termination is due a change of control as noted in section 6 (B), then the exercise date of vested options will be extended four years from the date of termination.

                  D.  OTHER BONUSES.   The officer will be entitled to the
certain bonuses under certain conditions as described below:

(i) 10% of options shall be considered vested and bonused to the officer as paid in full shares for past service to the company.

(ii) 15% of options shall be considered vested and paid in full in the event that STDC or ESSI is successful obtaining a commitment from a strategic partner, financial institution, reputable investment banker or other source to raise capital sufficient to fund the NEMO program. Board of Directors will determine when this criteria is met.

(iii) 20 % of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor company is successful raising gross capital (before commissions) of at least $6,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(iv) 20 % of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor is successful raising cumulative gross capital (before commissions) of at least $30,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(v) 20 % of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor is successful raising cumulative gross capital (before commissions) of at least $100,000,000 from a strategic partner, financial institution, reputable investment banker or other source to fund ESSI and/or affiliates programs and/or NEMO program.

(vi) 15% of options shall be considered vested and paid in full in the event that STDC or ESSI or affiliates or successor company is successful funding the NEMO program.

                 4. OFFICER BENEFITS. The Officer shall be entitled to and shall receive from the Company at the Company's expense, during the term of employment hereunder all benefits provided from time to time to employees of the Company generally (i.e., 20 vacation days per year; leave; disability, life, health, medical, and dental insurance; etc.), plus the following additional benefit:

                  A. Use of a Company vehicle of a type and pursuant to such terms and conditions as the Officer and the Board of Directors may agree from time to time.

                  B.  Participation in the Company's Profit Sharing Plan

                  5. EXPENSES. The Company agrees to promptly pay or reimburse the Officer during the term of employment for all reasonable business expenses incurred or paid by the Officer, upon submission of appropriate documentation, in accordance with such policies as may be established from time to time by the Board of Directors. Such expenses shall include, without limitation, the following job-related expenses: airfare; ground transportation; hotels; meals; professional dues and journals; convention and seminar fees and costs; and educational fees and costs. The Officer shall also be allowed reasonable time for job-related study.

                  6.  TERMINATION OF EMPLOYMENT.

                  A. TERMINATION BY THE COMPANY FOR CAUSE. Except as provided in Subsections 6B and 6C, the Company may terminate this Agreement only for cause upon 30 days written notice thereof and failure to cure the same within such 30-day period. The term "cause" means only the following and any other termination shall be without cause:

(i) Malfeasance or gross negligence by the Officer material in nature in the performance of his duties under this Agreement;

(ii)  Breach by the Officer of any material provisions of this Agreement;

(iii) Engaging by the Officer in misconduct materially injurious to the Company;

(iv)   Conviction of the Officer of a felony;

(v) Indulgence in alcohol or drugs to an extent that renders the Officer unable or unfit to perform his duties under this Agreement;

(vi) Persistent failure or refusal to discharge with reasonable competence and in good faith the Officer's duties under this Agreement.

                  B. TERMINATION BY THE COMPANY UPON CHANGE OF CONTROL. The Company may terminate this Agreement without cause at the time of a Change of Control of the Company.

                  C. TERMINATION FOR DEATH OR DISABILITY. The Officer's employment hereunder shall terminate upon the earlier of the events specified below:

(i)  the death of the Officer;

(ii) the date of termination specified in a written notice of termination by reason of disability delivered by the Company to the Officer at least 30 days prior to the specified date of termination, which shall be any date after the expiration of any consecutive three-month period during all of which the Officer shall be unable to perform the duties required of him under this Agreement by reason of any physical or mental condition of the Officer that shall substantially incapacitate him from performing such duties ("Disability"); provided, however, that such notice shall be null and void if the Officer fully resumes the performance of his duties hereunder prior to the date of termination as set forth in the notice.

                  D. RIGHT TO TERMINATE BY OFFICER. The Officer may terminate this Agreement with cause upon 30 days written notice or without cause upon 90 days written notice. The term "cause" means the failure of the Company to perform any of its material obligations hereunder, including the payment of money, and only after 30 days advance written notice thereof and failure to cure the same within such 30-day period. Termination for any other reason shall be without cause.

                  E.  RESULTS OF TERMINATION BY THE COMPANY.

(i) TERMINATION FOR CAUSE. On the effective date of the termination for cause of this Agreement by the Company, the Company shall pay to the Officer his Base Salary described above through the date of termination. No Annual Bonus or other incentive compensation for the fiscal year in which termination is effective or for any subsequent year will be paid.

(ii) TERMINATION WITHOUT CAUSE OR UPON CHANGE OR CONTROL. In the event of a termination by the Company without cause, or pursuant to Subsection 6B, the following termination payments shall be made to the Officer:

(a) A lump sum payment equal to 24 times the then-effective monthly Base Salary of the Officer;

(b) The Annual Bonus will be paid for the fiscal year of termination as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is completed weeks of employment during that year and the denominator of which is 52;

(c) Health, Medical, Dental, Disability, and Life Insurance premiums will be paid for a period of 24 months or until the Officer becomes covered under another employers benefit program; and will be allowed to participate in the Company's plan after the twenty four months to the maximum allowed under Cobra.

(d) Termination payments made pursuant to this paragraph 6E(ii) shall not be subject to offset for amounts earned by the Officer after the date of termination.

                  F.  RESULTS OF TERMINATION FOR DEATH OR DISABILITY.

(i) DEATH OF OFFICER. If this Agreement is terminated due to the death of the Officer, the Company shall make the following payments to the Officer's estate:

(a) The then-effective Base Salary of the Officer will be paid through the end of the month in which death occurs;

(b) The Annual Bonus will be paid for the fiscal year as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is completed weeks of employment during that year and the denominator of which is 52.

(ii) DISABILITY OF OFFICER. If this Agreement is terminated due to the Disability of the Officer as described in subsection 6C(ii), the Company shall continue to pay to the Officer his Base Salary described above for the 90-day period following the date active services cease. After said 90-day period, the Company agrees to pay to the Officer during each month for the next six months that amount which is equal to the difference between Officers monthly Base Salary described above for said month and the amount that the Officer receives or is entitled to receive from any long-term disability insurance coverage provided for the Officer by the Company. The Company shall also pay to the Officer an Annual Bonus for the fiscal year as provided above computed as if termination occurred on the last day of such fiscal year and multiplied by a fraction, the numerator of which is the sum of (a) the number of completed weeks of employment during that year prior to the date active services ceased and (b) 25 (provided that in no event may the numerator be greater than 52) and the denominator of which is 52.

                  G.  RESULTS OF TERMINATION BY OFFICER.

(i) TERMINATION FOR CAUSE. Upon the Officer's termination of this Agreement for cause, the Company shall make the same payments to the Officer as the Company would be obligated to make if this Agreement were terminated by the Company without cause, and the restrictions of Subsection 7B, 7C, and 7D shall not apply.

(ii) TERMINATION WITHOUT CAUSE. On the effective date of the termination without cause of the Agreement by the Officer, the Company shall pay to the Officer his Base Salary described above through the date of termination. No Annual Bonus or other incentive compensation for the fiscal year in which termination occurs will be paid.

(iii) HEALTH, MEDICAL, DENTAL, DISABILITY AND LIFE INSURANCE. The Officer shall have the option for a period of 30 days after the effective date of any termination to purchase from the Company the Officer's individual health, medical, dental, disability insurance policy and term life insurance policy, if any, maintained by the Company for an amount equal to the prepaid premiums on such policies. After any such purchase the Officer shall be responsible for paying any future premiums due with respect to the policies.

                  7. CONVENANTS AGAINST COMPETITION. In order to induce the Company to employ the Officer pursuant to this Agreement, the Officer covenants and agrees to the provisions of this Section 7.

                  A.  ACKNOWLEDGEMENTS.  The Officer acknowledges that:

(i) the Company will be principally engaged in a business involving the development and application of remote sensing technology for commercial and governmental purposes and for exploitation of information and opportunities that arise from the conduct of such business, which shall hereinafter be referred to as "Existing Company Business";

(ii) the Existing Company Business may expand after the date hereof to include other activities, and to the extent that the gross revenues from any such activity during the Officer's employment pursuant to this Agreement comes to represent 10 percent or more of such revenues during any six month period, such activity will constitute a material part of the Company's business, and shall be referred to herein as "New Company Business" (Existing Company Business and New Company Business are collectively referred to herein as "Company Business");

(iii) the services the Officer is to provide to the Company Business are special and unique;

(iv) the Existing Company Business is conducted throughout the world on behalf of clients whose principal places of business are, or which are persons located, throughout the world;

(v) the Officer's work for the Company will give him access to confidential information concerning the Company and its affiliates;

(vi) the Officer's being hired by the Company constitutes employment with a new employer; and

(vii) the compensation provided by this Agreement constitutes consideration for the restrictions set out below.

                  B. NO COMPETING EMPLOYMENT. During the term of employment under this Agreement and, subject to Subsection 7H hereof, for a period of twelve (12) months thereafter (the "Restricted Period"), the Officer shall not anywhere in the world (whether for compensation or without compensation), as an owner, individual proprietor, principal, partner, stockholder, officer, employee, independent contractor, consultant, director, joint venture, investor, lender, or in any other capacity whatsoever, alone or in association with any other person, be engaged or take part in, or render services to, own, share in the earnings of, or invest in the stocks, bonds or other securities of any entity engaged in Company Business or that designs or offers products or services of the type sold by the Company in connection with the Company Business; provided, however, that the Officer may own, directly or indirectly, solely as an investment, securities of any publicly traded entity engaged in Company Business if the Officer

(i) is not a controlling person of, or a member of a group that controls, such entity or

(ii) does not beneficially own, and is not a member of any group that beneficially owns, one percent or more of any class of securities of such entity.

                  C. NO INTERFERENCE. During the term of employment under this Agreement and for a period of one year thereafter (the "No Interference
Period"), the Officer shall not, whether for himself or for any other individual, partnership, firms, corporation, or other business organization (other that the Company or its Affiliates), solicit, endeavor to entice away from the Company, or otherwise interfere with the relationship of the Company or of its Affiliates, with any individual, partnership, joint venture, firm, corporation, or other business organization that is employed by, associated with, or otherwise engaged to perform services for the Company or its Affiliates, in connection with the Company Business including, but not limited to, any finders, independent sales representatives, or organizations, or any individual, partnership, firm, corporation, or other business organization who is or was a customer or client of the Company, or a common customer or client of the Company and an Affiliate, during the No Interference Period; nor shall the Officer perform services for or sell products to, directly or indirectly, any such customer or client if such services or products constitute Company Business. "Affiliates" shall mean only the Company's subsidiaries, its joint venture partners, or the parties with which the Company does any teaming at any time during the term of this Agreement..

                  D. CONFIDENTIALITY OF INFORMATION. During the Officer's employment under this Agreement and for five years thereafter, the Officer shall keep secret and retain in strictest confidence, shall not reveal, divulge, or make known to any person, firm, corporation, or other business organization (other then the Company or its Affiliates), and shall not use for his benefit or the benefit of others, any secret or confidential information of, used by, or concerning the Company, its Affiliates, or their respective businesses or financial affairs acquired or learned by him heretofore or hereafter ("Proprietary Information"), including, without limitation, inventions, discoveries, improvements, processes, designs, drawings, specifications, prototypes, models, client lists, details of client or consultant contracts, pricing policies, projections, marketing plans or strategies, product development plans, formulas, trade secrets, pending patents, research data, forecasts, software analyses, computer programs, business acquisition plans, new personnel acquisition plans, and other business affairs of the Company and its Affiliates, learned by him heretofore or hereafter unless the same is available, other than as a result of prohibited disclosure, from public documents or sources generally available to the public or is otherwise in the public domain (provided that no such information available from public documents or sources is so available as a result of any violation of this Subsection 7D by the Officer), or is required to be disclosed by law, government regulation, or subpoena; provided, however, that this Subsection 7D shall not prohibit disclosure by the Officer during the period of and in the course of his employment by the Company and consistent with prudent business practice and with his duties and obligations to the Company hereunder, in connection with joint ventures between the Company and other entities, industry trade meetings where the Officer is representing the Company, research and development projects undertaken by the Company, and trade meetings with insurance companies and other entities in connection with the Company Business, so long as such disclosure is reasonably considered to be in the interest of the Company and consistent with past industry practices. The provisions of this Subsection 7D shall apply regardless of whether each information was developed, devised, or otherwise created in whole or in part by the Officer's efforts. The Officer agrees that all Proprietary Information is and shall be the exclusive property of the Company. This Subsection 7D shall survive termination of this Agreement.

                  E. PROPERTY OF THE COMPANY. All written materials, files, memoranda, notes, lists, records, computer software and documentation, and other documents or paper (and all copies thereof), including such items stored in computer memories, on microfiche, or by any other means, made or compiled by or on behalf of the Officer or coming into his possession, concerning the business or affairs of the Company and its Affiliates (collectively, the "records") are and shall be the Company's property and shall be delivered to the Company promptly upon the termination of his employment with the Company or any of its Affiliates or at any other time upon written request of the Company. This Subsection 7E shall survive the termination of this Agreement.

                  F. THIRD PARTY INFORMATION. The Officer agrees that his obligation not to disclose or to use information, know-how, and records of the types set forth in Subsection, D above, and his obligation to return records and tangible property, set forth in Subsection E above, also extends to such types of information, know-how, records, and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Officer in the course of the Company's business to the extent the same would be covered by Subsection D or E above had the source been the Company and not a third party. This Subsection 7F shall survive the termination of this Agreement.

                  G. USE OF NAME. The Officer agrees that during his employment under this Agreement and thereafter, he will no longer make use of the Company's name other than for Company Business purposes. This Subsection 7G shall survive the termination of the Agreement.

                  H. ADJUSTMENT OF CERTAIN PERIODS. In addition to the remedies the Company may seek and obtain pursuant to Section 8 hereof, the Restricted Periods or No Interference Period shall be extended by any and all periods during which the Officer shall be found by a court possessing personal jurisdiction over him to have been in violation of the covenants contained in Subsection 7B or 7C hereof.

                  I. COMPANY OWNERSHIP. The Officer agrees that all inventions, discoveries, improvements, trade secrets, formulas, techniques, processes and know-how, whether or not patentable, and whether or not reduced to practice, that are conceived or developed during the Officer's employment by the Company, either alone or jointly with others, shall be owned exclusively by the Company, and the Officer hereby assigns to the Company all of the Officer's right, title and interest in all such intellectual property, and the Officer agrees that the Company shall be the sole owner of all domestic and foreign patents or other rights pertaining thereto, and further agrees to execute all documents that the Company reasonably determines to be necessary or convenient for use in applying for, prosecuting, perfecting, or enforcing patents or other intellectual property rights, including without limitation, the execution of any assignments, patent applications, or other documents that may be requested by the Company. This provision is intended to apply only to the extent permitted by applicable law.

                  8.  REMEDIES.

                  A.  INJUNCTIVE RELIEF.

(i) The Officer acknowledges that the Company may have no adequate remedy at law if the Officer violates any of the terms. In such event, the Company shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach hereof or otherwise to specifically enforce any of the provisions hereof.

(ii) The Company acknowledges that the Officer may have no adequate remedy at law if the Company violates any of the terms hereof. In such event, the Officer shall have the right, in addition to any other rights he may have, to obtain in any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach hereof or otherwise to specifically enforce any of the provisions hereof.

                B. SPECIFIC PERFORMANCE. If the Officer breaches, or threatens to commit a breach of, any of the provisions of Section 7 hereof (the "Restrictive Covenants"), the Company shall have, in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity, the right to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company.

                C. SEVERABILITY OF COVENANTS AND BLUE-PENCILING. The Officer acknowledges and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, to the extent necessary to render it enforceable, and, in its reduced form, such provision shall then be enforceable.

                  D. SURVIVAL. The rights and obligations of the parties under this Section 8 shall survive the termination of this Agreement.

                  9. NON-ASSIGNABILITY; BINDING AGREEMENT. Neither this Agreement nor any right, obligation, or interest hereunder shall be assignable or delegable by any party without the prior written consent of the other party hereto; provided, however, that nothing in this Section 9 shall preclude the Officer from designating any beneficiaries to receive any benefits payable hereunder upon his death, or the executors, administrators, or other legal representatives of his estate, from assigning any rights hereunder to the person or persons entitled thereto. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, and the Officer's heir's and the personal representative of Officer's estate.

                  10. SEVERABILITY. If the final determination of a court of competent jurisdiction declares, after the expiration of the time within which judicial review (if permitted) of such determination may be perfected, that any term or provision hereof is invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

                  11. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement, with the Addendums hereto, amends and restates the terms and conditions of the Officer's employment and constitutes the entire agreement of the parties pertaining to the subject matter of this Agreement that are not set forth herein or therein. This Agreement shall supersede any existing agreement between the Officer and the Company or its predecessors providing for employment, bonus, or any other incentive compensation. This Agreement may not be modified, amended, or waived in any manner except by an instrument in writing signed by each of the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any other breach by such party of a provision of this Agreement.

                  12.  GOVERNING LAW.   This Agreement shall be governed by
and construed in accordance with the laws of the State of Montana, without regard to the conflicts-of-laws principles thereof.

                  13.  BENEFITS.   This Agreement shall inure to the benefit
of and be binding upon the Company, its successors, and assigns. The Officer's obligations hereunder may not be delegated or assigned to any other individual or entity without the written approval of the Company.

                  14.  ARBITRATION;  JURISDICTION.

                  A. CLAIM FOR OTHER THAN SPECIFIC PERFORMANCE OR IN-JUNCTIVE RELIEF. Any controversy or claim arising out of or relating to this Agreement, or the breach hereof, other than claims for specific performance of injunctive relief pursuant to Section 8 hereof, shall be settled by arbitration conducted in the city where the principal offices of the Company are then located, in accordance with the arbitration rules of the Arbitration Service of Portland, and judgment upon any award rendered by the arbitrator may be entered in any state or United States federal court sitting in such city. Any such arbitration shall be conducted by a single arbitrator selected jointly by the parties or, if they are unable within 30 days to agree, by the Arbitration Service of Portland. The parties hereto irrevocably submit to the jurisdiction of said arbitrator and agree that all such claims may be heard and determined only by such arbitrator and that all judgments may be entered in only such courts.

                  B. CLAIM FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF. With respect to any claim for specific performance or injunctive relief pursuant to
Section 8 hereof, this Agreement shall be governed by and construed in accordance with the laws of the State of Idaho, without regard to the conflicts-of-laws principles thereof. The Officer and the Company hereby irrevocably submit to the jurisdiction of any Idaho state or United States federal court sitting in the city where the principal officer of the Company are then located over any suit, action, or other proceeding brought by either party arising out of or relating to this Agreement, and each of the Officer and the Company hereby irrevocably agrees that all claims with respect to such suit, action, or other proceeding may be heard and determined only in such courts. The Company and the Officer further agree that any judgment arising out of any such suit, action, or other proceeding may be enforced in, and for the purpose of such enforcement irrevocably submit to the jurisdiction of, any aforesaid state or United States federal court.

                  15. ATTORNEYS' FEES. In the event any suit, action, or proceedings is brought to construe the terms of this Agreement, to seek equitable relief, or for damages arising from a breach of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and other costs and expenses (including without limitation travel), including appeals.

                  16. NOTICE. Any notice hereunder by either party to the other shall be given in writing by personal delivery or certified mail, return receipt requested, at the address of such party set forth below, or at such other address as such party shall indicate to the other pursuant to this Section 16. A notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by certified mail, on the date of receipt.

(a)  If to the Company, to:
                           Earth Search Sciences, Inc.
                             1729 Montana Highway 35
                           Kalispell, Montana  59901
                           Phone 406 751-5200

(b) If to the Officer, to the last known home address of the Officer in the records of the Company.

                  17. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  18. HEADING; GENDER. The headings of sections subsections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement. References in this Agreement to the masculine shall include the feminine.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                                 EARTH SEARCH SCIENCES, INC.


                                                 By ____________________________

                                                 Agreed to by:

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